Exhibit 99.1

centerspace

2nd Quarter 2021

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Union Pointe // Longmont, CO

Earnings Release

Centerspace Reports Strong Second Quarter 2021 Financial Results; Improved Financial Outlook
MINNEAPOLIS, MN, August 2, 2021 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and six months ended June 30, 2021. The tables below show Net Income, Funds from Operations (“FFO”)1, and Core FFO1, all on a per share basis, for the three and six months ended June 30, 2021; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended June 30, 2021, March 31, 2021, and June 30, 2020.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Share	2021	2020	2021	2020
Net Income - diluted	$1.48	$(0.44)	$1.02	$(1.13)
FFO - diluted	$0.95	$0.93	$1.87	$1.58
Core FFO - diluted	$0.98	$0.91	$1.93	$1.81

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	Q2 2021 vs. Q2 2020	Q2 2021 vs. Q1 2021	2021 vs. 2020
Revenues	3.2%	1.3%	1.9%
Expenses	6.2%	0.9%	2.1%
NOI	1.2%	1.6%	1.7%

	Three months ended
Same-Store Results	June 30, 2021	March 31, 2021	June 30, 2020
Weighted Average Occupancy	94.9%	94.9%	94.5%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” below.
Highlights
•Net Income was $1.48 per diluted share for the second quarter of 2021, compared to Net Loss of $(0.44) per diluted share for the same period of 2020;
•Core FFO increased 7.7% to $0.98 per diluted share for the three months ended June 30, 2021, compared to $0.91 for the three months ended June 30, 2020 and 6.6% to $1.93 per diluted share for the six months ended June 30, 2021, compared to $1.81 for the six months ended June 30, 2020;
•Same-store revenues increased by 3.2% for the second quarter of 2021 compared to the second quarter of 2020;
•Same-store new lease over lease rates were 10.0% for the second quarter of 2021, compared to a decline of (1.2)% in the same period of the prior year. Same-store renewal lease over lease rates were 5.6% for the second quarter of 2021, compared to 3.2% for the same period the prior year;
•Increased the mid-point of the earnings per share outlook by 123% and the mid-point of Core FFO by 7%;
•Entered into Contribution Agreements with entities managed by KMS Management, Inc. ("KMS"), to acquire a portfolio of 17 communities funded through the issuance of up to $197.3 million Convertible Preferred Operating Partnerships Units and approximately $126.5 million in mortgage liabilities; and
•Continued to strengthen the balance sheet by issuing 731,000 common shares under the 2019 ATM program for net proceeds of $54.6 million.

1

Acquisitions and Dispositions
During the quarter, Centerspace entered into Contribution Agreements with entities managed by KMS. Upon closing, Centerspace will acquire a portfolio of 17 communities. Centerspace will fully fund the transaction through the issuance of up to $197.3 million, which will be paid in the form of Convertible Preferred Operating Partnership units that pay a 3.875% dividend and are convertible, at the holder's option, into common units at an exchange rate of 1.2048 common units per Convertible Preferred Operating Units representing a conversion price of $83.00 per unit. The KMS partners will have the ability to receive up to an aggregate of $16.2 million in cash in lieu of Convertible Preferred Operating Partnership Units. The Company will acquire real property assets subject to approximately $126.5 million in liabilities, a portion of which the company intends to refinance upon consummation of the transactions. The transaction is expected to close during the third quarter.
During the quarter, Centerspace disposed of 589 apartment homes in Rochester, Minnesota for an aggregate sale price of $60.0 million.
Balance Sheet
At the end of the second quarter, Centerspace had $168.2 million of total liquidity on its balance sheet, consisting of $163.0 million available under the line of credit and cash and cash equivalents of $5.2 million.
Improved 2021 Financial Outlook
Centerspace revised its 2021 financial outlook, which includes the anticipated acquisition of KMS during the third quarter. For additional information, see S-16 of the Supplemental Financial and Operating Data for the quarter ended June 30, 2021 included at the end of this release. These ranges should be considered in their entirety. The revised outlook is:

	Previous Outlook for 2021		Updated Outlook for 2021
	Low	High	Low	High
Earnings per Share – diluted	$0.10	$0.50	$0.58	$0.76
Same-Store Revenue	0.0%	3.0%	2.0%	3.5%
Same-Store Expenses	3.0%	5.0%	4.0%	6.0%
Same-Store NOI	(1.5)%	1.5%	0.5%	2.0%
FFO per Share – diluted	$3.38	$3.62	$3.64	$3.83
Core FFO per Share – diluted	$3.48	$3.72	$3.78	$3.94
COVID-19 Developments
The COVID-19 pandemic, including the associated economic disruptions, has continued to impact business and operations since March 2020. The company continues to prioritize the health and well-being of its residents, team members, and the communities it serves.
A discussion of the ongoing and potential effects of the COVID-19 pandemic on financial condition, results of operations, and cash flows can be found in "Management's Discussion and Analysis of Financial Conditions and Results of Operations" presented in the company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 22, 2021. For a more detailed description of the risks and uncertainties affecting business, see the risk factors presented in Item 1A in the company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 22, 2021.
Upcoming Events
Centerspace is scheduled to participate in the BMO 2021 Real Estate Conference, which will be held in New York City on September 14, 2021.
Centerspace is scheduled to participate in the Bank of America 2021 Global Real Estate Conference, which will be held virtually on September 21-23, 2021.

2

Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, August 3, 2021, at 10:00 AM ET		Replay available until August 17, 2021
USA Toll Free Number	1-877-509-9785	USA Toll Free Number	1-877-344-7529
International Toll Free Number	1-412-902-4132	International Toll Free Number	1-412-317-0088
Canada Toll Free Number	1-855-669-9657	Canada Toll Free Number	1-855-669-9658
		Conference Number	10157697
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended June 30, 2021 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of June 30, 2021, Centerspace owned 62 apartment communities consisting of 11,579 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2021 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2020, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Emily Miller
Phone: 701-837-7104
IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
June 30, 2021

Common Share Data (NYSE: CSR)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2021	2021	2020	2020	2020
High closing price	$79.71	$73.42	$74.55	$73.53	$76.82
Low closing price	$67.28	$68.00	$65.79	$61.87	$44.36
Average closing price	$71.99	$71.37	$70.30	$70.15	$63.91
Closing price at end of quarter	$78.90	$68.00	$70.64	$65.17	$70.49
Common share distributions – annualized	$2.80	$2.80	$2.80	$2.80	$2.80
Closing dividend yield – annualized	3.6%	4.1%	4.0%	4.3%	4.0%
Closing common shares outstanding (thousands)	14,045	13,220	13,027	12,976	12,827
Closing limited partnership units outstanding (thousands)	881	950	977	1,018	1,022
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,177,661	$963,560	$989,243	$911,989	$976,216

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
REVENUE	$46,656	$46,648	$45,540	$44,138	$43,910
EXPENSES
Property operating expenses, excluding real estate taxes	13,018	13,449	12,668	13,129	12,360
Real estate taxes	5,742	5,792	5,256	5,402	5,410
Property management expense	2,085	1,767	1,460	1,442	1,345
Casualty (gain) loss	(27)	101	331	91	913
Depreciation/amortization	19,308	19,992	20,282	18,995	18,156
General and administrative expenses	3,797	3,906	3,733	3,077	3,202
TOTAL EXPENSES	$43,923	$45,007	$43,730	$42,136	$41,386
Operating income	2,733	1,641	1,810	2,002	2,524
Interest expense	(7,089)	(7,231)	(6,903)	(6,771)	(6,940)
Interest and other income (loss)	619	431	404	277	521
Income (loss) before gain (loss) on sale of real estate and other investments, and gain (loss) on litigation settlement	(3,737)	(5,159)	(4,689)	(4,492)	(3,895)
Gain (loss) on sale of real estate and other investments	26,840	—	17	25,676	(190)
Net income (loss)	$23,103	$(5,159)	$(4,672)	$21,184	$(4,085)
Dividends to preferred unitholders	(160)	(160)	(160)	(160)	(160)
Net (income) loss attributable to noncontrolling interest – Operating Partnership	(1,386)	469	460	(1,387)	447
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(19)	(17)	(6)	(8)	(5)
Net income (loss) attributable to controlling interests	21,538	(4,867)	(4,378)	19,629	(3,803)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,609)
Discount (premium) on redemption of preferred shares	—	—	—	(1)	25
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$19,931	$(6,474)	$(5,985)	$18,021	$(5,387)

Per Share Data - Basic
Net earnings (loss) per common share – basic	$1.49	$(0.49)	$(0.46)	$1.40	$(0.44)

Per Share Data - Diluted
Net earnings (loss) per common share – diluted	$1.48	$(0.49)	$(0.46)	$1.38	$(0.44)

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
ASSETS
Real estate investments
Property owned	$1,838,837	$1,883,407	$1,812,557	$1,805,390	$1,694,033
Less accumulated depreciation	(407,400)	(408,014)	(399,249)	(380,392)	(383,917)
	1,431,437	1,475,393	1,413,308	1,424,998	1,310,116
Mortgage loans receivable	37,457	30,107	24,661	17,986	10,961
Total real estate investments	1,468,894	1,505,500	1,437,969	1,442,984	1,321,077
Cash and cash equivalents	5,194	10,816	392	16,804	52,714
Restricted cash	8,444	1,610	6,918	2,199	2,535
Other assets	17,218	18,427	18,904	16,947	16,484
TOTAL ASSETS	$1,499,750	$1,536,353	$1,464,183	$1,478,934	$1,392,810

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$52,413	$53,852	$55,609	$58,596	$54,883
Revolving line of credit	87,000	181,544	152,871	135,000	63,000
Notes payable, net of loan costs	319,286	319,236	269,246	269,202	269,155
Mortgages payable, net of loan costs	287,143	293,709	297,074	313,065	323,705
TOTAL LIABILITIES	$745,842	$848,341	$774,800	$775,863	$710,743

SERIES D PREFERRED UNITS	$18,022	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,579
Common Shares of Beneficial Interest	1,033,940	980,453	968,263	968,436	958,292
Accumulated distributions in excess of net income	(433,310)	(443,409)	(427,681)	(412,577)	(421,515)
Accumulated other comprehensive income (loss)	(12,064)	(12,798)	(15,905)	(17,256)	(18,139)
Total shareholders’ equity	$682,096	$617,776	$618,207	$632,133	$612,217
Noncontrolling interests – Operating Partnership	53,133	53,007	53,930	53,669	52,558
Noncontrolling interests – consolidated real estate entities	657	669	686	709	732
Total equity	$735,886	$671,452	$672,823	$686,511	$665,507
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,499,750	$1,536,353	$1,464,183	$1,478,934	$1,392,810

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)

This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by us, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows us to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, renewing the leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	6/30/2021	3/31/2021	6/30/2020	$ Change	% Change	$ Change	% Change
Operating income	$2,733	$1,641	$2,524	$1,092	66.5%	$209	8.3%
Adjustments:
Property management expenses	2,085	1,767	1,345	318	18.0%	740	55.0%
Casualty (gain) loss	(27)	101	913	(128)	(126.7)%	(940)	(103.0)%
Depreciation and amortization	19,308	19,992	18,156	(684)	(3.4)%	1,152	6.3%
General and administrative expenses	3,797	3,906	3,202	(109)	(2.8)%	595	18.6%
Net operating income	$27,896	$27,407	$26,140	$489	1.8%	$1,756	6.7%

Revenue
Same-store	$40,521	$40,000	$39,282	$521	1.3%	$1,239	3.2%
Non-same-store	4,436	4,241	931	195	4.6%	3,505	376.5%
Other properties	646	650	402	(4)	(0.6)%	244	60.7%
Dispositions	1,053	1,757	3,295	(704)	(40.1)%	(2,242)	(68.0)%
Total	46,656	46,648	43,910	8	—	2,746	6.3%
Property operating expenses, including real estate taxes
Same-store	16,528	16,378	15,567	150	0.9%	961	6.2%
Non-same-store	1,439	1,496	385	(57)	(3.8)%	1,054	273.8%
Other properties	268	289	252	(21)	(7.3)%	16	6.3%
Dispositions	525	1,078	1,566	(553)	(51.3)%	(1,041)	(66.5)%
Total	18,760	19,241	17,770	(481)	(2.5)%	990	5.6%
Net operating income
Same-store	23,993	23,622	23,715	371	1.6%	278	1.2%
Non-same-store	2,997	2,745	546	252	9.2%	2,451	448.9%
Other properties	378	361	150	17	4.7%	228	152.0%
Dispositions	528	679	1,729	(151)	(100.0)%	(1,201)	(69.5)%
Total	$27,896	$27,407	$26,140	$489	1.8%	$1,756	6.7%

S-4

	(in thousands, except percentages)
	Six Months Ended June 30,
	2021	2020	$ Change	% Change
Operating income	$4,374	$4,528	$(154)	(3.4)%
Adjustments:
Property management expenses	3,852	2,899	953	32.9%
Casualty (gain) loss	74	1,240	(1,166)	(94.0)%
Depreciation and amortization	39,300	36,316	2,984	8.2%
General and administrative expenses	7,703	6,630	1,073	16.2%
Net operating income	$55,303	$51,613	$3,690	7.1%

Revenue
Same-store	$80,521	$79,056	$1,465	1.9%
Non-same-store	8,677	1,202	7,475	621.9%
Other properties	1,296	1,375	(79)	(5.7)%
Dispositions	2,810	6,683	(3,873)	(58.0)%
Total	93,304	88,316	4,988	5.6%

Property operating expenses, including real estate taxes
Same-store	32,906	32,222	684	2.1%
Non-same-store	2,935	504	2,431	482.3%
Other properties	557	530	27	5.1%
Dispositions	1,603	3,447	(1,844)	(53.5)%
Total	38,001	36,703	1,298	3.5%

Net operating income
Same-store	47,615	46,834	781	1.7%
Non-same-store	5,742	698	5,044	722.6%
Other properties	739	845	(106)	(12.5)%
Dispositions	1,207	3,236	(2,029)	(62.7)%
Total	$55,303	$51,613	$3,690	7.1%

S-5

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses.

	(in thousands, except percentages)
	Three Months Ended June 30,				Six Months Ended June 30,
	2021	2020	$ Change	% Change	2021	2020	$ Change	% Change

Controllable expenses
On-site compensation(1)	$4,427	$4,089	$338	8.3%	$8,694	$8,545	$149	1.7%
Repairs and maintenance	2,405	2,435	(30)	(1.2)%	4,497	4,665	(168)	(3.6)%
Utilities	2,367	2,174	193	8.9%	5,298	5,080	218	4.3%
Administrative and marketing	885	876	9	1.0%	1,746	1,742	4	0.2%
Total	$10,084	$9,574	$510	5.3%	$20,235	$20,032	$203	1.0%

Non-controllable expenses
Real estate taxes	$4,929	$4,784	$145	3.0%	$9,853	$9,719	$134	1.4%
Insurance	1,515	1,209	306	25.3%	2,818	2,471	347	14.0%
Total	$6,444	$5,993	$451	7.5%	$12,671	$12,190	$481	3.9%

Property operating expenses, including real estate taxes - non-same-store	$1,439	$385	$1,054	273.8%	$2,935	$504	$2,431	482.3%
Property operating expenses, including real estate taxes - other properties	268	252	16	6.3%	557	530	27	5.1%
Property operating expenses, including real estate taxes - dispositions	525	1,566	(1,041)	(66.5)%	1,603	3,447	(1,844)	(53.5)%
Total property operating expenses, including real estate taxes	$18,760	$17,770	$990	5.6%	$38,001	$36,703	$1,298	3.5%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets; and
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’'s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO

S-6

presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands, except per share amounts)
	Three Months Ended					Six Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Funds From Operations
Net income (loss) available to common shareholders	$19,931	$(6,474)	$(5,985)	$18,021	$(5,387)	$13,457	$(13,826)
Adjustments:
Noncontrolling interests – Operating Partnership	1,386	(469)	(460)	1,387	(447)	917	(1,139)
Depreciation and amortization	19,308	19,992	20,282	18,995	18,156	39,300	36,316
Less depreciation – non real estate	(87)	(98)	(87)	(85)	(88)	(185)	(181)
Less depreciation – partially owned entities	(24)	(24)	(33)	(31)	(33)	(48)	(315)
(Gain) loss on sale of real estate	(26,840)	—	(17)	(25,676)	190	(26,840)	190
FFO applicable to common shares and Units	$13,674	$12,927	$13,700	$12,611	$12,391	$26,601	$21,045

Adjustments to Core FFO:
Casualty (gain) loss	—	—	204	545	—	—	—
Loss on extinguishment of debt	3	—	2	4	17	3	17
Rebranding costs	—	—	402	—	—	—	—
Technology implementation costs	447	413	—	—	—	860	—
(Gain) loss on marketable securities	—	—	—	—	(175)	—	3,378
(Discount) premium on redemption of preferred shares	—	—	—	1	(25)	—	(298)
Core FFO applicable to common shares and Units	$14,124	$13,340	$14,308	$13,161	$12,208	$27,464	$24,142

Funds from operations applicable to common shares and Units	$13,674	$12,927	$13,700	$12,611	$12,391	$26,601	$21,045
Dividends to preferred unitholders	160	160	160	160	160	320	320
Funds from operations applicable to common shares and Units - diluted	$13,834	$13,087	$13,860	$12,771	$12,551	$26,921	$21,365

Core funds from operations applicable to common shares and Units	$14,124	$13,340	$14,308	$13,161	$12,208	$27,464	$24,142
Dividends to preferred unitholders	160	160	160	160	160	320	320
Core funds from operations applicable to common shares and Units - diluted	$14,284	$13,500	$14,468	$13,321	$12,368	$27,784	$24,462

Per Share Data
Earnings (loss) per share and Unit - diluted	$1.48	$(0.49)	$(0.46)	$1.38	$(0.44)	$1.02	$(1.13)
FFO per share and Unit - diluted	$0.95	$0.92	$0.97	$0.90	$0.93	$1.87	$1.58
Core FFO per share and Unit - diluted	$0.98	$0.95	$1.02	$0.94	$0.91	$1.93	$1.81

Weighted average shares and Units - diluted	14,514	14,282	14,222	14,143	13,558	14,402	13,482

S-7

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended					Six Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	6/30/2021	6/30/2020
Adjusted EBITDA
Net income (loss) available to common shareholders	$21,538	$(4,867)	$(4,378)	$19,629	$(3,803)	$16,671	$(10,810)
Adjustments:
Dividends to preferred unitholders	160	160	160	160	160	320	320
Noncontrolling interests – Operating Partnership	1,386	(469)	(460)	1,387	(447)	917	(1,139)
Income (loss) before noncontrolling interests – Operating Partnership	$23,084	$(5,176)	$(4,678)	$21,176	$(4,090)	$17,908	$(11,629)
Adjustments:
Interest expense	7,075	7,216	6,888	6,756	6,926	14,291	13,690
Loss on extinguishment of debt	3	—	2	4	17	3	17
Depreciation/amortization related to real estate investments	19,284	19,969	20,250	18,964	18,123	39,253	36,001
Casualty (gain) loss	—	—	204	545	—	—	—
Interest income	(583)	(407)	(328)	(256)	(331)	(990)	(928)
(Gain) loss on sale of real estate and other investments	(26,840)	—	(17)	(25,676)	190	(26,840)	190
Technology implementation costs	447	413	—	—	—	860	—
(Gain) loss on marketable securities	—	—	—	—	(175)	—	3,378
Adjusted EBITDA	$22,470	$22,015	$22,321	$21,513	$20,660	$44,485	$40,719

S-8

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt(1)	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(2)
2021 (remainder)	$12,814	$—	$—	$12,814	1.8%	5.73%
2022	33,028	50,000	37,000	120,028	17.3%	3.14%
2023	43,163	—	—	43,163	6.2%	4.02%
2024	—	70,000	—	70,000	10.1%	3.66%
2025	32,518	75,000	—	107,518	15.5%	4.34%
Thereafter	166,840	175,000	—	341,840	49.1%	3.58%
Total debt	$288,363	$370,000	$37,000	$695,363	100.0%	3.70%

(1)Term loans have variable interest rates that are fixed with interest rate swaps and $50.0 million of the variable interest, line of credit is fixed with an interest rate swap.
(2)Weighted average interest rate of debt that matures during the year, including the effect of interest rate swaps on the term loans and line of credit.

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Debt Balances Outstanding
Secured fixed rate	$288,363	$295,001	$298,445	$314,511	$325,230
Unsecured fixed rate line of credit(1)	50,000	50,000	50,000	50,000	50,000
Unsecured variable rate line of credit	37,000	131,544	102,871	85,000	13,000
Unsecured term loans	145,000	145,000	145,000	145,000	145,000
Unsecured senior notes	175,000	175,000	125,000	125,000	125,000
Debt total	$695,363	$796,545	$721,316	$719,511	$658,230

Mortgage debt weighted average interest rate	3.90%	3.92%	3.93%	3.99%	4.01%
Lines of credit rate (rate with swap)	2.24%	2.18%	2.35%	3.35%	2.97%
Term loan rate (rate with swap)	4.19%	4.11%	4.18%	4.18%	4.12%
Senior notes rate	3.47%	3.47%	3.78%	3.78%	3.78%
Total debt	3.70%	3.37%	3.62%	3.68%	3.87%

(1)A portion of the primary line of credit is fixed through an interest rate swap.

S-9

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Equity Capitalization
Common shares outstanding	14,045	13,220	13,027	12,976	12,827
Operating partnership units outstanding	881	950	977	1,018	1,022
Total common shares and units outstanding	14,926	14,170	14,004	13,994	13,849
Market price per common share (closing price at end of period)	$78.90	$68.00	$70.64	$65.17	$70.49
Equity capitalization-common shares and units	$1,177,661	$963,560	$989,243	$911,989	$976,216
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,579
Total equity capitalization	$1,271,191	$1,057,090	$1,082,773	$1,005,519	$1,069,795

Series D Preferred Units	$18,022	$16,560	$16,560	$16,560	$16,560

Debt Capitalization
Total debt	$695,363	$796,545	$721,317	$719,511	$658,230
Total capitalization	$1,984,576	$1,870,195	$1,820,650	$1,741,590	$1,744,585

Total debt to total capitalization(1)	35%	43.1%	39.6%	41.3%	37.7%

(1)Total debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares and operating partnership units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended										Six Months Ended
	6/30/2021		3/31/2021		12/31/2020		9/30/2020		6/30/2020		6/30/2021		6/30/2020
Debt service coverage ratio(1)	2.62	x	2.53	x	2.73	x	2.65	x	2.48	x	2.58	x	2.45	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.21	x	2.14	x	2.28	x	2.21	x	2.05	x	2.17	x	2.01	x
Net debt/Adjusted EBITDA(2)	7.68	x	8.92	x	8.07	x	7.97	x	7.33	x	7.76	x	7.44	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.92	x	10.17	x	9.31	x	9.25	x	8.66	x	9.01	x	8.79	x

Distribution Data
Common shares and Units outstanding at record date	14,926		14,171		14,004		13,994		13,849		14,926		13,849
Total common distribution declared	$10,448		$9,919		$9,803		$9,796		$9,694		$20,367		$18,939
Common distribution per share and Unit	$0.70		$0.70		$0.70		$0.70		$0.70		$1.40		$1.40
Payout ratio (Core FFO per diluted share and unit basis)(3)	71.4%		73.7%		68.6%		74.5%		76.9%		72.5%		77.3%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

S-10

CENTERSPACE
SAME-STORE SECOND QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change
Denver, CO	992	$5,486	$5,287	3.8%	$1,837	$1,612	14.0%	$3,649	$3,675	(0.7)%
Minneapolis, MN	2,355	10,538	10,708	(1.6)%	4,649	4,097	13.5%	5,889	6,611	(10.9)%
North Dakota	2,422	8,078	7,768	4.0%	3,199	3,158	1.3%	4,879	4,610	5.8%
Omaha, NE	1,370	4,037	3,838	5.2%	1,885	1,783	5.7%	2,152	2,055	4.7%
Rochester, MN	1,122	4,709	4,594	2.5%	1,937	1,921	0.8%	2,772	2,673	3.7%
St. Cloud, MN	1,192	3,634	3,546	2.5%	1,582	1,524	3.8%	2,052	2,022	1.5%
Other Mountain West	1,223	4,039	3,541	14.1%	1,439	1,472	(2.2)%	2,600	2,069	25.7%
Same-Store Total	10,676	$40,521	$39,282	3.2%	$16,528	$15,567	6.2%	$23,993	$23,715	1.2%

	% of NOI Contribution	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Average Monthly Revenue per Occupied Home (3)
Regions		Q2 2021	Q2 2020	Growth	Q2 2021	Q2 2020	% Change	Q2 2021	Q2 2020	% Change
Denver, CO	15.2%	94.2%	93.1%	1.1%	$1,727	$1,774	(2.6)%	$1,957	$1,908	2.7%
Minneapolis, MN	24.5%	94.2%	93.9%	0.3%	1,510	1,496	0.9%	1,584	1,615	(1.9)%
North Dakota	20.3%	95.9%	95.9%	—	1,078	1,044	3.3%	1,159	1,114	4.0%
Omaha, NE	9.0%	95.5%	94.9%	0.6%	927	904	2.5%	1,029	984	4.6%
Rochester, MN	11.6%	94.5%	95.4%	(0.9)%	1,403	1,386	1.2%	1,480	1,431	3.4%
St. Cloud, MN	8.6%	92.7%	93.7%	(1.0)%	1,005	953	5.5%	1,097	1,059	3.5%
Other Mountain West	10.8%	98.1%	94.4%	3.7%	1,014	952	6.5%	1,122	1,023	9.7%
Same-Store Total	100.0%	94.9%	94.5%	0.4%	$1,233	$1,209	2.0%	$1,333	$1,298	2.8%

(1)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-11

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change
Denver, CO	992	$5,486	$5,407	1.4%	$1,837	$1,868	(1.7)%	$3,649	$3,539	3.1%
Minneapolis, MN	2,355	10,538	10,466	0.7%	4,649	4,431	4.9%	5,889	6,035	(2.4)%
North Dakota	2,422	8,078	7,949	1.6%	3,199	3,271	(2.2)%	4,879	4,678	4.3%
Omaha, NE	1,370	4,037	4,026	0.3%	1,885	1,762	7.0%	2,152	2,264	(4.9)%
Rochester, MN	1,122	4,709	4,643	1.4%	1,937	1,986	(2.5)%	2,772	2,657	4.3%
St. Cloud, MN	1,192	3,634	3,656	(0.6)%	1,582	1,635	(3.2)%	2,052	2,021	1.5%
Other Mountain West	1,223	4,039	3,853	4.8%	1,439	1,425	1.0%	2,600	2,428	7.1%
Same-Store Total	10,676	$40,521	$40,000	1.3%	$16,528	$16,378	0.9%	$23,993	$23,622	1.6%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q2 2021	Q1 2021	Growth	Q2 2021	Q1 2021	% Change	Q2 2021	Q1 2021	% Change
Denver, CO	15.2%	94.2%	94.5%	(0.3)%	$1,727	$1,715	0.7%	$1,957	$1,922	1.7%
Minneapolis, MN	24.5%	94.2%	92.9%	1.3%	1,510	1,494	1.1%	1,584	1,595	(0.6)%
North Dakota	20.3%	95.9%	96.2%	(0.3)%	1,078	1,061	1.6%	1,159	1,138	1.9%
Omaha, NE	9.0%	95.5%	95.1%	0.4%	927	912	1.6%	1,029	1,030	(0.1)%
Rochester, MN	11.6%	94.5%	95.5%	(1.0)%	1,403	1,374	2.1%	1,480	1,444	2.4%
St. Cloud, MN	8.6%	92.7%	94.6%	(1.9)%	1,005	970	3.6%	1,097	1,081	1.3%
Other Mountain West	10.8%	98.1%	97.7%	0.4%	1,014	985	2.9%	1,122	1,075	4.4%
Same-Store Total	100.0%	94.9%	94.9%	—	$1,233	$1,212	1.7%	$1,333	$1,316	1.3%

S-12

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Denver, CO	992	$10,893	$10,798	0.9%	$3,704	$3,416	8.4%	$7,189	$7,382	(2.6)%
Minneapolis, MN	2,355	21,004	21,477	(2.2)%	9,080	8,663	4.8%	11,924	12,814	(6.9)%
North Dakota	2,422	16,027	15,479	3.5%	6,470	6,645	(2.6)%	9,557	8,834	8.2%
Omaha, NE	1,370	8,063	7,652	5.4%	3,647	3,409	7.0%	4,416	4,243	4.1%
Rochester, MN	1,122	9,353	9,333	0.2%	3,923	3,858	1.7%	5,430	5,475	(0.8)%
St. Cloud, MN	1,192	7,289	7,157	1.8	3,217	3,281	(2.0)%	4,072	3,876	5.1%
Other Mountain West	1,223	7,892	7,160	10.2%	2,865	2,950	(2.9)%	5,027	4,210	19.4%
Same-Store Total	10,676	$80,521	$79,056	1.9%	$32,906	$32,222	2.1%	$47,615	$46,834	1.7%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		2021	2020	Growth	2021	2020	% Change	2021	2020	% Change
Denver, CO	15.1%	94.4%	93.7%	0.7%	$1,721	$1,783	(3.5)%	$1,940	$1,937	0.2%
Minneapolis, MN	24.9%	93.5%	94.1%	(0.6)%	1,502	1,490	0.8%	1,589	1,616	(1.6)%
North Dakota	20.1%	96.0%	96.0%	—	1,069	1,040	2.8%	1,148	1,109	3.5%
Omaha, NE	9.3%	95.3%	94.6%	0.7%	919	898	2.3%	1,029	984	4.7%
Rochester, MN	11.4%	95.0%	96.3%	(1.3)%	1,389	1,382	0.5%	1,462	1,439	1.5%
St. Cloud, MN	8.6%	93.6%	94.3%	(0.7)%	988	948	4.2%	1,089	1,061	2.5%
Other Mountain West	10.6%	97.9%	95.3%	2.6%	999	947	5.5%	1,099	1,024	7.6%
Same-Store Total	100.0%	94.9%	94.9%	—	$1,223	$1,205	1.5%	$1,325	$1,301	1.9%

S-13

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Number of Apartment Homes at Period End
Same-Store	10,676	11,265	10,567	10,567	11,257
Non-Same-Store	903	903	1,343	1,343	878
All Communities	11,579	12,168	11,910	11,910	12,135

Average Monthly Rental Rate(2)
Same-Store	$1,233	$1,200	$1,177	$1,178	$1,142
Non-Same-Store	1,617	1,584	1,599	1,597	1,594
All Communities	$1,263	$1,229	$1,225	$1,210	$1,175

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,333	$1,302	$1,282	$1,271	$1,232
Non-Same-Store	1,739	1,705	1,708	1,729	1,681
All Communities	$1,365	$1,332	$1,330	$1,307	$1,264

Weighted Average Occupancy(4)
Same-Store	94.9%	94.9%	95.0%	94.4%	94.6%
Non-Same-Store	94.2%	91.8%	92.3%	93.9%	93.9%
All Communities	94.8%	94.6%	94.6%	94.3%	94.5%

Operating Expenses as a % of Scheduled Rent
Same-Store	41.9%	42.9%	41.2%	43.4%	41.5%
Non-Same-Store	32.9%	34.9%	35.3%	39.7%	36.1%
All Communities	41.0%	42.1%	40.3%	43.0%	41.0%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$159	$131	$326	$293	$262

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-14

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Six Months Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020
Total Same-Store Apartment Homes	10,676	10,676	10,676	10,676

Building - Exterior	$416	$582	$900	$761
Building - Interior	50	58	107	193
Mechanical, Electrical, & Plumbing	260	1,087	405	1,346
Furniture & Equipment	33	117	63	218
Landscaping & Grounds	87	356
Turnover	850	864	1,383	1,481
Capital Expenditures - Same-Store	$1,696	$3,064	$3,017	$4,451
Capital Expenditures per Apartment Home - Same-Store	$159	$287	$283	$417

Value Add	$4,543	$4,121	$7,175	$6,155
Total Capital Spend - Same-Store	$6,239	$7,185	$10,192	$10,606
Total Capital Spend per Apartment Home - Same-Store	$584	$673	$955	$993

All Properties - Weighted Average Apartment Homes	11,775	11,445	11,971	11,384

Capital Expenditures	$1,791	$3,373	$3,346	$5,183
Capital Expenditures per Apartment Home	$152	$295	$280	$455

Value Add	4,557	4,165	7,188	6,196
Acquisition Capital	403	(943)	961	535
Total Capital Spend	6,751	6,595	11,495	11,914
Total Capital Spend per Apartment Home	$573	$576	$960	$1,047

Value Add Capital Expenditures
Interior - Units
Same-Store	$3,107	$1,561	$4,799	$2,347
Non-Same-Store	9	17	8	13
Total Interior Units	$3,116	$1,578	$4,807	$2,360
Expected Year 1 Annual ROI	16.4%	17.0%	16.6%	16.7%

Common Areas and Exteriors
Same-Store	$1,436	$2,560	$2,376	$3,808
Non-Same-Store	5	27	5	28
Total Common Areas and Exteriors	$1,441	$2,587	$2,381	$3,836
Expected Year 1 Annual ROI	8.1%	11.9%	8.1%	11.8%

Total Value-Add Capital Expenditures
Same-Store	$4,543	$4,121	$7,175	$6,155
Non-Same-Store	14	44	13	41
Total Portfolio Value-Add	$4,557	$4,165	$7,188	$6,196
Expected Year 1 Annual ROI	13.8%	13.8%	13.8%	13.7%

S-15

CENTERSPACE
2021 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2021, which includes the anticipated acquisition of KMS during the third quarter, in the table below.

	Six Months Ended	2021 Previous Outlook Range		2021 Revised Outlook Range
	June 30, 2021	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$80,521	0.0%	3.0%	2.0%	3.5%

Controllable expenses	$20,235	3.5%	4.5%	3.0%	5.0%
Non-controllable expenses	$12,671	2.5%	6.0%	5.5%	7.5%
Total Expenses	$32,906	3.0%	5.0%	4.0%	6.0%
Same-store NOI	$47,615	(1.5)%	1.5%	0.5%	2.0%

Components of NOI
Same-store NOI	$47,615	$96,500	$99,200	$95,100	$96,300
Non-same-store NOI	$5,742	$11,400	$11,600	$11,800	$12,000
Other Commercial NOI	$739	$1,700	$1,800	$1,800	$1,900
Other Sold NOI	$1,207	—	—	$1,200	$1,200

Total NOI	$55,303	$109,600	$112,600	$109,900	$111,400

Accretion (dilution) from investments and capital market activity, excluding impact from change in share count(1)	$—	(800)	(1,100)	4,350	4,500

Interest expense	$(14,320)	(29,800)	(31,100)	(28,700)	(28,500)
Preferred dividends	$(3,214)	(6,430)	(6,430)	(6,430)	(6,430)

Recurring income and expenses
Interest and other income	$1,002	2,580	2,580	2,580	2,580
General and administrative and property management	$(11,555)	(23,300)	(22,500)	(23,500)	(23,000)
Casualty losses	$(74)	(1,750)	(1,250)	(1,245)	(755)
Non-real estate depreciation and amortization	$(185)	(280)	(280)	(280)	(280)
Non-controlling interest	$(36)	(65)	(70)	(70)	(65)
Total recurring income and expenses	$(10,848)	(22,815)	$(21,520)	(22,515)	$(21,520)

FFO	$26,921	$49,755	$52,450	$56,605	$59,450

Non-core income and expenses
Casualty loss	$—	$480	$420	$280	$120
Technology implementation costs	860	1,090	990	1,800	1,600
Loss on extinguishment of debt	3	—	—	—	—
Total non-core income and expenses	$863	$1,570	$1,410	$2,080	$1,720

Core FFO	$27,784	$51,325	$53,860	$58,685	$61,170

EPS - Diluted	$1.02	$0.10	$0.50	$0.58	$0.76
FFO per diluted share	$1.87	$3.38	$3.62	$3.64	$3.83
Core FFO per diluted share	$1.93	$3.48	$3.72	$3.78	$3.94
Weighted average shares outstanding - diluted	14,402	14,731	14,472	15,541	15,541

Additional Assumptions
Same-store capital expenditures (per home)	$283	$912	$1,012	$875	$925
Value-add expenditures	$7,188	$15,000	$20,000	$15,000	$20,000
Investments	$76,900	$145,000	$170,000	$400,000	$400,000
Dispositions	$60,000	$55,000	$75,000	$60,000	$60,000
Equity issuance proceeds	$66,495	$50,000	$70,000	$66,500	$66,500
(1)Represents net accretion from anticipated KMS acquisition

S-16

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2021	December 31, 2021		December 31, 2021
	Actual	Low	High	Low	High
Net income (loss) available to common shareholders	$13,457	$2,929	$8,692	$10,479	$13,324
Noncontrolling interests - Operating Partnership	917	(1,456)	(1,456)	(1,456)	(1,456)
Depreciation and amortization	39,300	72,391	72,323	74,157	74,157
Less depreciation - non real estate	(185)	(280)	(280)	(280)	(280)
Less depreciation - partially owned entities	(48)	(95)	(95)	(95)	(95)
(Gain) loss on sale of real estate	(26,840)	(24,374)	(27,374)	(26,840)	(26,840)
Dividends to preferred unitholders	320	640	640	640	640
FFO applicable to common shares and Units	$26,921	$49,755	$52,450	$56,605	$59,450

Adjustments to Core FFO:
Casualty loss write off	—	480	420	280	120
Loss on extinguishment of debt	3	—	—	—	—
Technology implementation costs	860	1,090	990	1,800	1,600
Core FFO applicable to common shares and Units	$27,784	$51,325	$53,860	$58,685	$61,170

Earnings per share - diluted	$1.02	$0.10	$0.50	$0.58	$0.76
FFO per share - diluted	$1.87	$3.38	$3.62	$3.64	$3.83
Core FFO per share - diluted	$1.93	$3.48	$3.72	$3.78	$3.94
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2021	December 31, 2021		December 31, 2021
	Actual	Low	High	Low	High
Operating income	$4,374	$12,159	$16,527	$10,998	$13,488
Adjustments:
General and administrative and property management expenses	11,555	23,300	22,500	23,500	23,000
Casualty loss	74	1,750	1,250	1,245	755
Depreciation and amortization	39,300	72,391	72,323	74,157	74,157
Net operating income	$55,303	$109,600	$112,600	$109,900	$111,400

S-17